UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 27, 2009
Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2009, Daniel Broadhurst agreed to lead the practices within the Company’s Financial Consulting and Corporate Consulting segments.  In this capacity, he will no longer be the Company’s Chief Operating Officer.  Instead, Mr. Broadhurst, who has spent his entire career in financial consulting, will lead Huron’s effort to capture the unprecedented business opportunities presented by the current global economic crisis.

Mr. Broadhurst’s new title will be Vice President, Financial and Corporate Consulting, and he will continue to report to the Chief Executive Officer, Mr. Gary Holdren.  In addition to Corporate Consulting, which currently reports to Mr. Broadhurst, Financial Consulting will now also report to Mr. Broadhurst.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	February 2, 2009	/s/ Gary L. Burge
Gary L. Burge
Vice President,
Chief Financial Officer and Treasurer